EATON VANCE SMALL-CAP FUND

Supplement to Prospectus dated May 1, 2018 as revised June 18, 2018

Effective immediately, the following replaces “Fees and Expenses of the Fund” in “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 45 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.50%
Other Expenses	0.37%	0.37%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.52%	2.27%	1.26%	1.76%
Expense Reimbursement(1)(2)	(0.31)%	(0.31)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.21%	1.96%	0.96%	1.46%
(1)	“Expense Reimbursement” has been restated to reflect the fees as if the Fund’s expense reimbursement was in effect for the Fund’s full fiscal year ended December 31, 2017.
(2)	The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.21% for Class A shares, 1.96% for Class C shares, 0.96% for Class I shares and 1.46% for Class R shares. This expense reimbursement will continue through April 30, 2020. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$691	$999	$1,329	$2,258	$691	$999	$1,329	$2,258
Class C shares	$299	$680	$1,187	$2,581	$199	$680	$1,187	$2,581
Class I shares	$98	$370	$663	$1,496	$98	$370	$663	$1,496
Class R shares	$149	$524	$924	$2,044	$149	$524	$924	$2,044

January 1, 2019	30841 1.1.19